    As filed with the Securities and Exchange Commission on December 9, 1999

                                          Registration No. 333-_________________

 ===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                   ----------

                             CONEXANT SYSTEMS, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                                      25-1799439
--------------------------------              --------------------------------
  (State or other jurisdiction                (IRS Employer Identification No.)
of incorporation or organization)


                               4311 JAMBOREE ROAD
                      NEWPORT BEACH, CALIFORNIA 92660-3095
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                   ----------

                   ISTARI DESIGN, INC. 1997 STOCK OPTION PLAN
------------------------------------------------------------------------------
                            (Full title of the Plan)

                                   ----------

                               DENNIS E. O'REILLY
                             SENIOR VICE PRESIDENT,
                          GENERAL COUNSEL AND SECRETARY
                             CONEXANT SYSTEMS, INC.
                               4311 JAMBOREE ROAD
                      NEWPORT BEACH, CALIFORNIA 92660-3095
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 (949) 483-4600
--------------------------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                                   ----------

                         CALCULATION OF REGISTRATION FEE

=============================================================================================================
                                                                Proposed
                Title of                                         Maximum         Proposed
               Securities                          Amount        Offering         Maximum         Amount of
                  to be                            to be          Price          Aggregate      Registration
               Registered                      Registered(1)   per Share(2)   Offering Price(2)      Fee
               ----------                      -------------   ------------   -----------------  ------------
Istari Design, Inc. 1997 Stock Option Plan     14,892 shares       $5.64          $83,990.88         $22.17
Common Stock, $1.00 par value
=============================================================================================================

(1) This Registration Statement shall also cover any additional shares of the Registrant's Common Stock which become issuable under the Istari Design, Inc. 1997 Stock Option Plan, as amended, with respect to the securities registered hereunder by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the outstanding options.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

         Conexant Systems, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

   (a) Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 6, 1999.

   (b) Registration Statement on Form 10, as amended (the "Form 10"), of Conexant Systems, Inc. (File No. 000-24923) (including the description of Registrant's Common Stock and Preferred Share Purchase Rights), and any amendments or reports filed for the purpose of updating such description.

   (c) Quarterly Reports on Form 10-Q of the Registrant for the quarters ended December 31, 1998, March 31, 1999 and June 30, 1999.

   (d) Current Reports on Form 8-K of the Registrant dated January 12, 1999, January 20, 1999, May 3, 1999, May 12, 1999, June 11, 1999, July 22,
         1999 and September 13, 1999.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES

         Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not Applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Delaware General Corporation Law (the "DGCL") permits Delaware corporations to eliminate or limit the monetary liability of directors for breach of their fiduciary duty of care, subject to certain limitations. The Registrant's Restated Certificate of Incorporation provides that the Registrant's directors are not liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for willful or negligent violation of the laws governing the payment of dividends or the purchase or redemption of stock or (iv) for any transaction from which a director derived an improper personal benefit.

         The DGCL provides for indemnification of directors, officers, employees and agents subject to certain limitations. The Registrant's Amended By-Laws and the appendix thereto provide for the indemnification of directors, officers, employees and agents of the Registrant to the extent permitted by Delaware law. The Registrant's directors and officers are insured against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933, as amended (the "1933 Act").

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.

ITEM 8. EXHIBITS

Exhibit
 Number     Exhibit
-------     -------

   4.1      Restated Certificate of Incorporation of the Registrant, filed as
            Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 (Registration No. 333-68755), is incorporated herein by reference.

   4.2 Amended By-Laws of the Registrant, filed as Exhibit 99.3 to the Registrant's Current Report on Form 8-K dated January 12, 1999, is incorporated herein by reference.

   4.3 Specimen certificate for the Registrant's Common Stock, par value $1.00 per share, filed as Exhibit 4.3 to the Registrant's Registration Statement on Form 10 (File No. 000-24923), is incorporated herein by reference.

   4.4 Rights Agreement, dated as of November 30, 1998, by and between the Registrant and ChaseMellon Shareholder Services, L.L.C., as rights agent, filed as Exhibit 4.4 to the Registrant's Registration Statement on Form S-8 (Registration No. 333-68755), is incorporated herein by reference.

   5.1      Opinion and consent of Brobeck, Phleger & Harrison LLP.

   23.1     Consent of Deloitte & Touche LLP, Independent Auditors.

   23.2     Consent of Brobeck, Phleger & Harrison LLP is contained in
            Exhibit 5.1.

   24.1 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

   99.1     Istari Design, Inc. 1997 Stock Option Plan, as amended.

   99.2 Istari Design, Inc. 1997 Stock Option Plan Form of Incentive Stock Option Agreement.

   99.3 Istari Design, Inc. 1997 Stock Option Plan Form of Nonstatutory Stock Option Agreement.

   99.4     Form of Option Assumption Agreement.

ITEM 9. UNDERTAKINGS

         A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by
Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Istari 1997 Stock Option Plan.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California on this 9th day of December, 1999.

                                CONEXANT SYSTEMS, INC.


                                 By:  /s/ Dennis E. O'Reilly
                                      ------------------------------------------
                                          Dennis E. O'Reilly
                                          Senior Vice President, General Counsel
                                          and Secretary



         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Dwight W. Decker, Balakrishnan S. Iyer and Dennis E. O'Reilly, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signature                        Title                                      Date
---------                        -----                                      ----

/s/ Dwight W. Decker             Chairman of the Board, Chief Executive     December 9, 1999
------------------------         Officer and Director (Principal
Dwight W. Decker                 Executive Officer)

/s/ Donald R. Beall              Director                                   December 9, 1999
------------------------
Donald R. Beall

/s/ Richard M. Bressler          Director                                   December 9, 1999
------------------------
Richard M. Bressler

/s/ F. Craig Farrill             Director                                   December 9, 1999
------------------------
F. Craig Farrill

/s/ Jerre L. Stead               Director                                   December 9, 1999
------------------------
Jerre L. Stead

/s/ Balakrishnan S. Iyer         Senior Vice President and Chief            December 9, 1999
------------------------         Financial Officer (principal financial
Balakrishnan S. Iyer             officer)

/s/ Steven M. Thomson            Vice President and Controller (principal   December 9, 1999
------------------------         accounting officer)
Steven M. Thomson


                                  EXHIBIT INDEX

Exhibit
 Number     Exhibit
 ------     -------

   4.1      Restated Certificate of Incorporation of the Registrant, filed as
            Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 (Registration No. 333-68755), is incorporated herein by reference.

   4.2 Amended By-Laws of the Registrant, filed as Exhibit 99.3 to the Registrant's Current Report on Form 8-K dated January 12, 1999, is incorporated herein by reference.

   4.3 Specimen certificate for the Registrant's Common Stock, par value $1 per share, filed as Exhibit 4.3 to the Registrant's Registration Statement on Form 10 (File No. 000-24923), is incorporated herein by reference.

   4.4 Rights Agreement, dated as of November 30, 1998, by and between the Registrant and ChaseMellon Shareholder Services, L.L.C., as rights agent, filed as Exhibit 4.4 to the Registrant's Registration Statement on Form S-8 (Registration No. 333-68755), is incorporated herein by reference.

   5.1      Opinion and consent of Brobeck, Phleger & Harrison LLP.

   23.1     Consent of Deloitte & Touche LLP, Independent Auditors.

   23.2     Consent of Brobeck, Phleger & Harrison LLP is contained in
            Exhibit 5.1.

   24.1 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

   99.1     Istari Design, Inc. 1997 Stock Option Plan, as amended.

   99.2 Istari Design, Inc. 1997 Stock Option Plan Form of Incentive Stock Option Agreement.

   99.3 Istari Design, Inc. 1997 Stock Option Plan Form of Nonstatutory Stock Option Agreement.

   99.4     Form of Option Assumption Agreement.